Dreams Incorporated The Leader in the Licensed Sports & Entertainment Products Industry Dreams Presentation Plantation, FL December 2009 NYSE Amex: DRJ Exhibit 99.1

NYSE Amex: DRJ

Who We Are The Premier Vertically Integrated Licensed Sports & Entertainment Products Firm in the Industry

Our Flagship Brand

FansEdge.com
Internet Retailer: Top 500 Guide
FansEdge #217
Hot 100 List Recipient – December 2009
New Warehouse Location – 207,000 sqft in
Northbrook, IL
Six FansEdge Stores opened in Chicago Area –
Targeting (3) Three more in 2010

Website

Website

Warehouse

Warehouse

A Wealth of Opportunity

Web Syndication Website material is made available to multiple other sites. This arrangement benefits both the websites providing content and the websites displaying it.

JCP.com Philadelphiaeagles.com Sportingnews.com NCAAfootball.com AOL.com USAToday.com Bostonglobe.com Washingtonwizards.com And Many More Strategic Partners Amazon.com Walmart.com Web Syndication

Syndication Revenues ? Dollars in Thousands

Syndication Accounts

JC Penny.com

Philadelphiaeagles.com

Other Syndication Sites DanMarino.com LarryBird.com

Other Syndication Sites BigBen7.com JohnElway.com

Dreams Brick & Mortar

Caesar’s Forum Shops, Las Vegas, NV

Las Vegas

Las Vegas

New Stores

New Stores

New Store

New Stores

New Stores

New Store: Kiosk

New Store: Kiosk

Multi–Channel Strategy Driving a Single Brand via Multiple Channels Working Together www.fansedge.com Fox Valley Mall Aurora, IL Holiday Catalogue

Manufacturing Division

Official Licensee of: The NFL The MLB The NBA The NHL NASCAR MLBPA Jack Nicklaus The Golden Bear Elvis Presley Marilyn Monroe “I Love Lucy”

Boutique off-field athlete representation and corporate sports marketing of athletes Pete Rose Mike Schmidt Jim Kelly Andre Dawson Dick Butkus And More

Our Mission What? 1) Become the premier multi- channel retailer in the team licensed products industry under our FansEdge brand. 2) Become the leading online syndicator for sports related properties.

Our Industry Source: The Licensing Letter Retail Sales of Sports Licensed Merchandise (U.S. & Canada, in Billions)

Our Revenues Capturing Market Share

Dreams’ Reportable Segments 2009 Projected Revenue $88,000,000

2009 Projected E-commerce Revenue A Telling Trend

Profitability ? EBITDA A classic turnaround * Company changed its fiscal year end from 3/31 to 12/31.

2010 Initiatives
• Continue to control costs.
• Leverage purchasing power to improve margins.
• Expand web syndication portfolio.
• Sell more of our manufactured items through our
retail channels.
• Reduce company owned Field of Dreams
Stores.
• Focus on E-commerce, E-commerce,
E-commerce!!!!!!!!!!!

Dreams Incorporated The Leader in the Licensed Sports & Entertainment Products Industry NYSE Amex: DRJ www.dreamscorp.com

DREAMS
INCORPORATED

DREAMS INCORPORATED

DREAMS INCORPORATED

Statements contained in this presentation, which are not historical facts, are forward-looking statements. The forward-looking statements in this presentation are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements made herein contain a number of risks and uncertainties that could cause actual results to differ materially.

These risks and uncertainites include, but are not limited to, specific factors impacting the company's business including increased competition; the ability of the company to expand its operations and attract and retain qualified personnel, the uncertainty of consumer's desires for sports and celebrity memorabilia; the availability of product; availability of financing; the ability to sell additional franchises; and general economic conditions.

DREAMS
INCORPORATED

MOUNTED MEMORIES

FansEdge

FIELD OF DREAMS

The GREENE ORGANIZATION

Stars Live 365

DREAMS
INCORPORATED

FansEdge

DREAMS
INCORPORATED

FansEdge

DREAMS
INCORPORATED

FansEdge



FansEdge
WOW! Only $4.99 shipping on any size order
click for details
Search
Help
Bookmark Us
ALL SPORTS
NFL
MLB
NBA
NHL
NCAA
NASCAR
My Account
Order Tracking
Sign In
You Order Today. We Ship Today.
Quickship
Order Qualifying Items by 5 PM EST, M - F
0 items in My Cart
have questions?
visit our Customer Care Center
HACKER SAFE
TESTED DAILY 16-JUN
Testimonials
Just wanted to comment on your awesome customer service ... It is outstanding, I exchanged an order and you folks had it back to me in about 3 days... It is so great to deal with that kind of service !!! Thanks Again
-S. Favourite, North Liberty, IA
SAVE
UP TO 80% HERE
Cheer on Your Team This Summer in
BRAND NEW
TEES
Shop the Whole Family
Shop Men
Shop Women
Shop Kids
NEW
Red Wings Stanley Cup Champs Gear
Shop Now
FEATURED
NBA Conference Champs Gear
Shop Now
FEATURED
NFL Speedwick Tees
Shop Now
Score MLB, NFL & NCAA Swim Trunks
Shop Now
Top Seller
Personalize an MLB Jersey
Shop Now
YOUR NAME

DREAMS
INCORPORATED

FansEdge


You Order Today. We Ship Today.
Quickship
Order Qualifying Items by 5 PM EST, M - F
0 items in My Cart
have questions? visit our Customer Care Center
HACKER SAFE
TESTED DAILY 16-JUN
Testimonials
Thank you so much for our granddaughters Texas Longhorn Earrings!!!! I absolutely and positively love them ...You got them here just in time! It was a pleasure doing business with you! Thanks again from a satisfied customer!
-S. Reid, Healdton, OK
SAVE UP TO 80% HERE
one low rate Shipping $4.99 any size order
Search Results for: Red Sox
SEARCH: "Red Sox" (remove)
(remove all)
To Expand Results Remove Filters
Size: Select Size
League: Minor League Baseball MLB NFL
Product Category: Select Product Category
Price: $25 or Less $25-$49 $50-$99 $100 or More On Sale New
Available Colors: Beige Black Blue Gold Green Grey Pink Red White
Sort By: A-Z | Z-A | $-$$$ | $$$-$ | Most Popular
Items Per Page: 12 | 18 | 27 | 60
Page 1 of 83 > >>
Boston Red Sox - Navy- -Authentic Collection- Momentum T-Shirt Only $19.99
Boston Red Sox -Red- -Authentic Collection- Momentum T-Shirt Only $19.99
Boston Red Sox - Select Any Player - White Replica Jersey Only $89.99
Boston Red Sox Game Changer T-Shirt Only $17.99
Boston Red Sox Navy Franchise Hat Only $22.99
Boston Red Sox Color Block Swim Trunks Only $29.99
Boston Red Sox Navy Wordmark T-Shirt Only $17.99
Boston Red Sox - Authentic Collection- Road Property T-Shirt Only $19.99
Boston Red Sox 2008 Team Garden Gnome Only $26.99

DREAMS
INCORPORATED

FansEdge







Web Syndication

DREAMS

INCORPORATED

DREAMS
INCORPORATED

DREAMS INCORPORATED


Sales
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$100
$3,000
$15,000+
2007
2008
2009
(projected)
2010

DREAMS
INCORPORATED



Number of Accounts
60
50
40
30
20
10
-
10
31
50
?
2007
2008
2009
2010

DREAMS
INCORPORATED


JCPenney
Every Day Matters
SportsFan Shop
track order | customer service
back to jcp.com
sign up for offers
search Sports Fan Shop
search
all sports
nfl
mlb
nba
nhl
ncaa
nascar
free shipping on orders of $25 or more, including clearance
get code
jcp
shopping bag
0 items
$0.00
sports fan shop
NFL
MLB
NBA
NHL
NCAA
NASCAR
GIVE JERSEYS
OVECHKIN
BRYANT
shop NFL
shop NHL
shop NCAA
shop NBA
mens
OHIO STATE
shop
womens
shop
headwear
shop
GIVE
FAN FAVES
home
automotive
tailgating
memorabilia

DREAMS
INCORPORATED



Philadelphia Eagles Team Site
Account Login | Order Tracking | Customer Service | Sign Up & Save | Bookmark |
0 items in My Cart
OFFICIAL PHILADELPHIA EAGLES
ONLINE STORE
Search All Philadelphia Eagles Gear
SEARCH
MEN'S
WOMEN'S
KIDS
JERSEYS
HEADWEAR
COLLECTIBLES
HOME & OFFICE
NOVELTY
CLEARANCE
FREE GROUND SHIPPING
ON ALL ORDERS. TODAY ONLY.
Order Toll Free! Call us Today.
888-247-8833
SHOP OUR NEW
HOLIDAY DIGITAL CATALOG »
RETRO
Ts
SHOP NOW
Play
GIFT CENTER
GIFTS FOR HIM
GIFTS FOR HER
GIFTS FOR KIDS
GIFTS FOR THE HOME
GIFTS UNDER $50
GIFT CARDS
WOMEN'S
OUTERWEAR
KNIT
HATS

DREAMS

INCORPORATED



LARRY BIRD
HOME
SHOP
STATISTICS
MULTIMEDIA
NEWSLETTER SIGNUP:
Enter Your Email Address
SIGN UP
FAN MAP
PRODUCT SEND-IN
Have Larry Sign your item!
WELCOME TO LARRYBIRD.COM
THE OFFICIAL WEBSITE
Rookie of the Year | 12 Time NBA All Star | NBA All Star Game MVP
3 Time NBA World Champion | NBA Playoff MVP | Olympic Gold Medalist
Dream Team Co-Captain
Welcome to my official website and thanks for stopping by. Your interest in my career, whether as a fan of the Celtics, the Pacers, Indiana State, or just the great game of basketball in general, is much appreciated.
Please explore and enjoy everything we've put together for you here, including my bio, career stats, multimedia images, and a fan shop with more than offically 75,000 items from all major sports.
Before you go, please put yourself on the fan map and be sure to sign up for my newsletter, so we can keep in touch with you.
Email LarryBird.com
info@larrybird.com
LarryBird.com



DAN MARINO
the official website
home
store
news
biography
gallery
career stats
corporate
charities
"Welcome to my website. It's my way of sharing my past accomplishments, present endeavors and future goals with you."
"Once in a great, great while, a 10 year-old comes along to play with the philharmonic orchestra, and once in a great, great while, a Dan Marino comes along to throw the football. You can't explain why. You just watch in amazement."
Hall of Fame Coach Sid Gillman
MARINO SHOP
Featured Product in Dan's New Shop!
Dan Marino Miami Dolphins Aqua NFL Premier Throwback Jersey
Click Here
CURRENT NEWS
On Sunday, August 7th, Dan was enshrined at the Pro Football Hall of Fame.
See Details
SHOP CATEGORIES
Dan Marino Products
Miami Dolphins Products
All NFL Apparel
STORE FEATURES
OVER 60,000 ITEMS
EVERY TEAM EVERY SPORT

DREAMS

INCORPORATED


OFFICIAL SITE OF SUPER BOWL CHAMPION BEN ROETHLISBERGER
Shop
Big Ben Club
Bio
Blog
News
Multimedia
Fan Forum
Stats
BIGBEN7
NFL MLB NBA NHL NCAA NASCAR
Search:
Search
0 items in my cart
My Account
Order Tracking
Sign In
Shop: Ben Roethlisberger Steelers Miami University Redhawks NFL
Ben Roethlisberger Categories
Custom Jerseys
Memorabilia Sale
New Arrivals
Plus Sizes
Men's Apparel
Women's Apparel
Children's Apparel
Autographs & Collectibles
Home & Office
Jerseys
Tailgating & Outdoors
WELCOME TO THE OFFICIAL WEBSITE OF SUPER BOWL CHAMPION
BEN ROETHLISBERGER
SHOW YOUR PRIDE
add yourself to Ben's Fan Map
Hello, and welcome to my officially authorized website. I'm glad you stopped by. Whether you're a fan from my days in Ohio (Findlay Trojans and Miami Red Hawks), a Steelers loyalist, or just love the NFL in general, there's something here for you. Join my Club, read my bio, check out the latest news and multimedia, and shop my online store.
I'll be blogging here, too, so stop by often, as I share news, invite your views, and try to keep you updated on this crazy life of mine.
See you again soon, and Go Steelers.
Fan Forum
Ben's Blog
Multimedia


JOHN ELWAY
THE OFFICIAL WEBSITE
HOME
STORE
NEWS
GALLERY
BIOGRAPHY
CAREER HIGHLIGHTS
CORPORATE INVOLVEMENT
CHARITIES
REGISTER FOR JOHN ELWAY EMAIL UPDATES!
Submit
Welcome to my official website, designed with you, my loyal fans, in mind. Enjoy your visit and come back often.
Hard Luck Elway Fan Receives a Surprise Delivery
Click to See Video
John's Business Partners
Prevacid
SHOP
ELWAY'S

DREAMS
INCORPORATED

FIELD OF DREAMS®

Stars Live 365

FansEdge

DREAMS
INCORPORATED

FIELD OF DREAMS®


FIELD OF DREAMS

DREAMS
INCORPORATED

Stars Live 365

DREAMS
INCORPORATED

Stars Live 365



HitKing
Vegas

DREAMS
INCORPORATED

Stars Live 365


HitKing

DREAMS
INCORPORATED

FansEdge


FansEdge

DREAMS
INCORPORATED

FansEdge


FansEdge
YOUR NAME
00

DREAMS
INCORPORATED

FansEdge



DREAMS
INCORPORATED

FansEdge


Men
SANTO
10
23
Men
16
49

DREAMS
INCORPORATED

FansEdge


CHICAGO
CUBS
CHICAGO WHITE SOX
WORLD SERIES CHAMPIONS
1906 1917 2005

DREAMS INCORPORATED

FansEdge


CREATE
YOUR OWN
JERSEY
00


ACCESS
100,000
ITEMS HERE

DREAMS
INCORPORATED

FansEdge


SHOP OVER
100,000 ITEMS
KIOSK
NCAA
NASCAR
View All Sports


KIOSK
REPLICA JERSEY
CUSTOMIZE
ADD TO BAG
LEAGUE
TEAM
DEPT.
CHECKOUT

DREAMS
INCORPORATED

FansEdge


FansEdge


BRAND NEW
TEES


FansEdge

DREAMS
INCORPORATED

INTEGRITY • AUTHENTICITY • GUARANTEED
MOUNTED
MEMORIES

DREAMS
INCORPORATED

INTEGRITY • AUTHENTICITY • GUARANTEED
MOUNTED MEMORIES

NFL

MAJOR LEAGUE BASEBALL

NBA

NHL

SIGNATURE PRODUCT

NASCAR

PLAYERS CHOICE

MONROE

'I Love Lucy'

DREAMS
INCORPORATED

INTEGRITY • AUTHENTICITY • GUARANTEED
MOUNTED
MEMORIES






ROBINSON
42






QUARTERBACKS OF THE CENTURY
7
13
16
19

DREAMS
INCORPORATED

INTEGRITY • AUTHENTICITY • GUARANTEED
MOUNTED MEMORIES


MOUNTED
MEMORIES

DREAMS
INCORPORATED

INTEGRITY • AUTHENTICITY • GUARANTEED
MOUNTED
MEMORIES



DREAMS
INCORPORATED

INTEGRITY • AUTHENTICITY • GUARANTEED
MOUNTED MEMORIES



DREAMS
INCORPORATED

The GREENE ORGANIZATION

DREAMS
INCORPORATED



$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$11.3
$12.7
$12.6
$13.4
$13.9
$13.7
$13.0
2002
2003
2004
2005
2006
2007
2008



Revenue (in Millions)
Dollars in Millions
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
$43
$56
$60
$82
$88
?
FY '06
FY '07
9 mths ending 12/31/07
2008
2009 (projected)
2010


Wholesale
$14,000,000
15%
85%
Retail,
$74,000,000


Retail Sales - $74,000,000
Other Retail
Sales
$14,000,000
19%
81%
E-commerce
$60,000,000


Dollars in Thousands
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$(500)
$(1,000)
$1,747
$2,727
$3,161
(659)
Fiscal 2006
Fiscal 2007
*9 months ended 12/31/07
Calendar 2008
Calendar 2009

DREAMS
INCORPORATED

DREAMS
INCORPORATED